UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 16, 2005

SUMTOTAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50640	42-1607228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2444 Charleston Road

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 934-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 16, 2005, the Board of Directors of SumTotal Systems, Inc., a Delaware corporation, approved the following cash and equity compensation for its non-executive directors:

	Annual Retainer	Compensation per meeting	# of Annual Stock Options	Vesting of Stock Options
Board Members (excl. Chair)		$3,000	10K	1 year/mo vesting; full acceleration upon Change of Control

Board Chair	$2,500	$3,000	10K	1 year/mo vesting; full acceleration upon Change of Control

Audit Committee Members (excluding Chair)		$500

Audit Committee Chair		$1,000

Compensation Committee Members (incl. Chair)		$500

Governance Committee Members (incl. Chair)		$500

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SumTotal Systems, Inc.

By:	/s/ Erika Rottenberg
Erika Rottenberg
Senior Vice President and General Counsel

Date: February 23, 2005